EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Omnicom Group Inc................................        New York                               --                             --
Cline Davis & Mann, Inc..........................        New York                           Registrant                        100%
Omnicom International Inc........................        Delaware                           Registrant                        100%
Omnicom Management Inc...........................        Delaware                           Registrant                        100%
Omnicom Finance Inc..............................        Delaware                           Registrant                        100%
Omnicom International Holdings Inc...............        Delaware                           Registrant                        100%
Communicade Inc..................................        Delaware                           Registrant                        100%
C-D Acquisitions Inc.............................        Delaware                           Registrant                        100%
Strategic Alliance Services Inc..................        Delaware                           Registrant                        100%
Goodby, Silverstein & Partners Holdings Inc......       California                          Registrant                        100%
Goodby, Silverstein & Partners Inc...............       California         Goodby, Silverstein & Partners Holdings Inc.       100%
I&S Corporation..................................          Japan                            Registrant                         40%
Manning Gottlieb Media Ltd.......................     United Kingdom                      Omnicom UK Ltd.                      53%
                                                                            Simons Palmer Clemmow Johnson (Holdings) Ltd.      35%
The Allmond Partnership Limited                       United Kingdom              Manning Gottlieb Media Limited               66%
Omnicom Finance Ltd..............................     United Kingdom             Diversified Agency Services Ltd.             100%
BBDO Worldwide Inc...............................        New York                           Registrant                        100%
BBDO Atlanta, Inc................................         Georgia                       BBDO Worldwide Inc.                   100%
BBDO Chicago, Inc................................        Delaware                       BBDO Worldwide Inc.                   100%
BBDO Detroit, Inc................................        Delaware                       BBDO Worldwide Inc.                   100%
BBDO International Inc...........................        Delaware                   Omnicom International Inc.                100%
Baker Lovick, L.L.C..............................        Delaware                        BBDO Canada Inc.                      99%
                                                                                       Omnicom Finance Ltd.                     1%
Ross Roy Communications, Inc.....................        Michigan                           Registrant                        100%
RATTO/BBDO S.A...................................        Argentina                      BBDO Worldwide Inc.                    40%
Clemenger BBDO Ltd...............................        Australia                      BBDO Worldwide Inc.                    47%
Diversified Marketing Services Pty. Ltd..........        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Direct Pty. Ltd. (Sydney)..............        Australia           Diversified Marketing Services Pty. Ltd.          47%
Multinet Systems.................................        Australia           Diversified Marketing Services Pty. Ltd.          33%
Porter Novelli Australia (Melbourne) Pty. Ltd....        Australia           Diversified Marketing Services Pty. Ltd.          26%
Porter Novelli Australia Pty. Ltd................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Curtis Jones & Brown (Sydney)....................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Port Productions Pty. Ltd. (Melbourne)...........        Australia           Diversified Marketing Services Pty. Ltd.          35%
Total Advt & Communications......................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Emory Vincent design.............................        Australia           Diversified Marketing Services Pty. Ltd.          28%
Corporate Communications (Tasmania) Pty. Ltd.....        Australia           Diversified Marketing Services Pty. Ltd.          16%
Turnbull Porter Novelli (Melbourne)..............        Australia           Diversified Marketing Services Pty. Ltd.          47%
Turnbull Porter Novelli (Sydney).................        Australia           Diversified Marketing Services Pty. Ltd.          47%
Turnbull Porter Novelli (Perth)..................        Australia           Diversified Marketing Services Pty. Ltd.           9%
Turnbull Porter Novelli (Adelaide)...............        Australia           Diversified Marketing Services Pty. Ltd.          14%
Postel Australia Pty. Ltd........................        Australia           Diversified Marketing Services Pty. Ltd.          35%
Hardie Grant Magazines Pty. Ltd..................        Australia           Diversified Marketing Services Pty. Ltd.          12%
Zivo Pty. Ltd....................................        Australia           Diversified Marketing Services Pty. Ltd.          12%
CorPol Alliances Pty. Ltd........................        Australia           Diversified Marketing Services Pty. Ltd.          28%
MM Communications Pty. Ltd.......................        Australia           Diversified Marketing Services Pty. Ltd.          33%
Clemenger Sydney Pty. Ltd........................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Melbourne Pty. Ltd.....................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Adelaide Pty. Ltd......................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Tasmania Pty. Ltd......................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger/Concept Pty. Ltd.......................        Australia                      Clemenger BBDO Ltd.                    47%
Adconnect........................................        Australia                      Clemenger BBDO Ltd.                     5%
TEAM/BBDO Werbeagentur Ges. m.b.H................         Austria                       BBDO Worldwide Inc.                   100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......         Austria                TEAM/BBDO Werbeagentur Ges.m.b.H              84%
Palla, Koblinger & Partner GmbH..................         Austria                TEAM/BBDO Werbeagentur Ges.m.b.H              20%
Optimum Media Direction..........................         Austria           TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg         42%
                                                                                 Heye & Partner Werbeagentur GmbH              50%
BBDO Belgium S.A.................................         Belgium                       BBDO Worldwide Inc.                    94%
Sponsoring & Event Marketing S.A.................         Belgium                        BBDO Belgium S.A.                     70%
Omnimedia S.A....................................         Belgium                        BBDO Belgium S.A.                     47%
                                                                                    DDB Needham Worldwide S.A.                 46%
Morael & Partners S.A............................         Belgium                        BBDO Belgium S.A.                     66%
VVL/BBDO S.A.....................................         Belgium                        BBDO Belgium S.A.                     75%
Moors Bloomsbury.................................         Belgium                        BBDO Belgium S.A.                     75%
N'Lil S.A........................................         Belgium                        BBDO Belgium S.A.                     48%
Optimum Media Direction..........................         Belgium                        BBDO Belgium S.A.                     47%
                                                                                    DDB Needham Worldwide S.A.                 46%
Optimum Media Team S.A...........................         Belgium                        BBDO Belgium S.A.                     42%
                                                                                    DDB Needham Worldwide S.A.                 46%
The Media Partnership S.A........................         Belgium                        BBDO Belgium S.A.                     23%
                                                                                    DDB Needham Worldwide S.A.                 23%
Topolino S.A.....................................         Belgium                        BBDO Belgium S.A.                     48%
BBDO/Business Communications S.A.................         Belgium                        BBDO Belgium S.A.                     75%
DMC..............................................         Belgium                        BBDO Belgium S.A.                     47%
No Media Comunicacao Ltda........................         Brazil                   ALMAP/BBDO Comunicacoes Ltda.               70%
ALMAP/BBDO Comunicacoes Ltda.....................         Brazil                      BBDO Publicidade, Ltda.                  70%
BBDO Publicidade, Ltda...........................         Brazil                        BBDO Worldwide Inc.                   100%
BBDO Canada Inc..................................         Canada                        BBDO Worldwide Inc.                   100%
McKim Communications Ltd.........................         Canada                         BBDO Canada Inc.                      49%
Generator Corp...................................         Canada                         BBDO Canada Inc.                      70%
Prophet DataProbe Inc............................         Canada                         BBDO Canada Inc.                      90%
Lanyon Phillips Communications Inc...............         Canada                         BBDO Canada Inc.                      17%
                                                                                        Omnicom Canada Inc.                    60%
Bazooka Information Design Inc...................         Canada                Lanyon Phillips Communications Inc.            77%
Blue Suede Studio Inc............................         Canada                Lanyon Phillips Communications Inc.            77%
PNMD, Inc........................................         Canada                        Omnicom Canada Inc.                    49%
Ross Roy Group of Canada, Ltd....................         Canada                   Ross Roy Communications, Inc.              100%
Ross Roy Communications Canada Ltd...............         Canada                  Ross Roy Group of Canada, Ltd.              100%
BBDO Chile, S.A..................................          Chile                        BBDO Worldwide Inc.                    60%
IMAX S.A.........................................          Chile                         BBDO Chile, S.A.                      31%
Publicista y Clientes S.A........................          Chile                         BBDO Chile, S.A.                      30%
180 degrees......................................          Chile                         BBDO Chile, S.A.                      15%
Media Direction..................................          Chile                         BBDO Chile, S.A.                      60%
BBDO Investigacion...............................          Chile                         BBDO Chile, S.A.                      60%
Axis.............................................          Chile                         BBDO Chile, S.A.                      30%
BBDO Publicidad .................................          Chile                         BBDO Chile, S.A.                      60%
Multinet  .......................................          Chile                         BBDO Chile, S.A.                      18%
BBDO/CNUAC Advertising Co. Ltd...................          China                      BBDO Asia Pacific Ltd.                   51%
Garnier/BBDO S.A.................................       Costa Rica                      BBDO Worldwide Inc.                    20%
BBDO Zagreb......................................         Croatia                       BBDO Worldwide Inc.                    60%
Impact/BBDO International Ltd....................         Cyprus                        BBDO Worldwide Inc.                    44%
Impact/BBDO Group Partnership....................         Cyprus                  Impact/BBDO International Ltd.               44%
                                                                             Impact/ BBDO Advertising & Marketing Ltd.          1%
Impact/ BBDO Advertising & Marketing Ltd.........         Cyprus                  Impact/BBDO International Ltd.               44%
Mark/BBDO a.s....................................     Czech Republic                BBDO Worldwide Europe GmbH                 80%
Media Direction a.s..............................     Czech Republic                BBDO Worldwide Europe GmbH                 80%
BBDO Danmark A/S.................................         Denmark                       BBDO Worldwide Inc.                    75%
BBDO A/S.........................................         Denmark                        BBDO Danmark A/S                      75%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BBDO Business Communications A/S.................         Denmark                        BBDO Danmark A/S                      30%
Sepia A/S........................................         Denmark                        BBDO Danmark A/S                      19%
Sleeping Beauty A/S..............................         Denmark                BBDO Business Communications A/S               7%
                                                                                             BBDO A/S                          19%
                                                                                             Sepia A/S                          5%
Networkers A/S...................................         Denmark                       Sleeping Beauty A/S                    22%
Administration ApS...............................         Denmark                BBDO Business Communications A/S               4%
                                                                                             BBDO A/S                           9%
                                                                                             Sepia A/S                          2%
                                                                                      DDB Needham Denmark A/S                   9%
                                                                                  Rapp & Collins/DDB Denmark A/S                6%
                                                                                      TBWA Reklamebureau A/S                   11%
Optima Media Direction ..........................         Denmark                        BBDO Danmark A/S                      53%
                                                                                      DDB Needham Denmark A/S                  20%
The Media Partnership............................         Denmark                     Optima Media Direction                   23%
Impact Advertising Ltd...........................          Egypt                  Impact/BBDO International Ltd.               44%
Apex Publicidad, S.A.............................       El Salvador                        Garnier/BBDO                        15%
BBDO Helsinki OY.................................         Finland                   BBDO Worldwide Europe GmbH                 86%
BBDO Paris S.A...................................         France                    BBDO Worldwide Europe GmbH                 90%
The Media Partnership ...........................         France                          BBDO Paris S.A.                      15%
West End S.A.....................................         France                          BBDO Paris S.A.                      48%
BBDO Marketing Services S.A......................         France                          BBDO Paris S.A.                      46%
Realisation S.A..................................         France                          BBDO Paris S.A.                      90%
Deslegan S.A.....................................         France                          BBDO Paris S.A.                      89%
Reflexions S.A...................................         France                          BBDO Paris S.A.                      90%
BLL Looping......................................         France                          BBDO Paris S.A.                      45%
CLM/BBDO S.A.....................................         France                          BBDO Paris S.A.                      90%
Around Midnight S.A..............................         France                          BBDO Paris S.A.                      90%
BBDO Corporate...................................         France                          BBDO Paris S.A.                      85%
Creapress S.A....................................         France                          BBDO Paris S.A.                      72%
Client First S.A.................................         France                           Deslegan S.A.                       35%
Expertises S.A...................................         France                           Deslegan S.A.                       86%
Realites & Communications S.A....................         France                           Deslegan S.A.                       61%
Saguez & Partners................................         France                           Deslegan S.A.                       36%
Epsilon S.A......................................         France                           West End S.A.                       48%
Appi S.A.........................................         France                           Epsilon S.A.                        48%
Blue Moon........................................         France                   BBDO Marketing Services S.A.                23%
Proximity S.A....................................         France                   BBDO Marketing Services S.A.                30%
Anaconda.........................................         France                          Proximity S.A.                       30%
ATM..............................................         France                          Proximity S.A.                       30%
BBDO Worldwide Europe GmbH.......................         Germany                       BBDO Worldwide Inc.                   100%
BBDO GmbH .......................................         Germany                   BBDO Worldwide Europe GmbH                 89%
BBDO Interactive GmbH............................         Germany                            BBDO GmbH                         71%
KNSK/BBDO Werbeagentur Gmbh......................         Germany                            BBDO GmbH                         89%
NOVUM Marketing- und Vertriebsberatung GmbH......         Germany                            BBDO GmbH                         36%
The Media Partnership GmbH.......................         Germany                            BBDO GmbH                         22%
                                                                             Communication Management GmbH Dusseldorf          25%
Stein Holding GmbH...............................         Germany                            BBDO GmbH                         62%
Boebel, Adam Werbeagentur GmbH...................         Germany                            BBDO GmbH                         84%
Art & Production Advertising Services GmbH.......         Germany                            BBDO GmbH                         89%
Sponsor Partners GmbH............................         Germany                            BBDO GmbH                         53%
Media Direction GmbH.............................         Germany                            BBDO GmbH                         39%
HM1 Ges. f. Direktmarketing und
  Werbelogistik GmbH.............................         Germany                            BBDO GmbH                         58%
BBDO Dusseldorf GmbH.............................         Germany                            BBDO GmbH                         89%
MSBK, Team Dialog-Marketing GmbH.................         Germany                            BBDO GmbH                         40%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
                                                                                       MSBK International AG                   31%
BBDO Dusseldorf GmbH Werbeagentur................         Germany                            BBDO GmbH                         89%
SELL BY TEL Call- & Communication Center GmbH....         Germany                            BBDO GmbH                         69%
BBDO Media Team GmbH.............................         Germany                            BBDO GmbH                         89%
M.I.D Marketinformationsdienst GmbH..............         Germany                            BBDO GmbH                         44%
K & K Kohtes & Klewes Kommunikation GmbH.........         Germany                            BBDO GmbH                         44%
Economia Holding GmbH (Hamburg)..................         Germany                            BBDO GmbH                         44%
Kofner & Partner Werbeagentur GmbH...............         Germany                            BBDO GmbH                         36%
Leonhardt & Kern Werbung GmbH....................         Germany                            BBDO GmbH                         68%
Luders/BBDO Werbeagentur GmbH....................         Germany                            BBDO GmbH                         44%
BBDO Dusseldorf GmbH Advertising.................         Germany                            BBDO GmbH                         89%
G.F.M.O. GmbH....................................         Germany                            BBDO GmbH                         82%
Brand Link GmbH..................................         Germany                            BBDO GmbH                         76%
Redwood Brand Publishing GmbH....................         Germany                            BBDO GmbH                         32%
                                                                               Redwood International Publishing Ltd.           36%
Peter Schmidt, Claus Koch Holding GmbH...........         Germany                            BBDO GmbH                         28%
Art & Production pre-press center GmbH...........         Germany           Art & Production Advertising Services GmbH         89%
G.P.O. GmbH......................................         Germany                          G.F.M.O. GmbH                       82%
G.F.M.S. GmbH....................................         Germany                          G.F.M.O. GmbH                       82%
promediapart/G.F.M.O.............................         Germany                          G.F.M.O. GmbH                       74%
Leonhardt & Kern Alpha GmbH Werbeagentur.........         Germany                  Leonhardt & Kern Werbung GmbH               68%
Leonhardt & Kern Beta GmbH Werbeagentur..........         Germany                  Leonhardt & Kern Werbung GmbH               52%
Leonhardt & Kern Gamma GmbH Werbeagentur.........         Germany                  Leonhardt & Kern Werbung GmbH               62%
Design und Grafikstudio "An der Alster" GmbH.....         Germany                 Economia Holding GmbH (Hamburg)              44%
Manfred Baumann GmbH Hamburg.....................         Germany                 Economia Holding GmbH (Hamburg)              44%
Economia Ges. f. Marketing and Werb. GmbH & Co KG         Germany                 Economia Holding GmbH (Hamburg)              44%
Brodersen, Stampe und Partner Werbeagentur GmbH..         Germany                 Economia Holding GmbH (Hamburg)              44%
DIALOGISTIK Service-Center Direktmarketing GmbH..         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
MD Factory Marketing Datanmanagement GmbH........         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     29%
DCS GmbH.........................................         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
HM1 Heuser, Mayer & Partner Direktmarketing GmbH.         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
K & K Kohtes & Klewes PR GmbH....................         Germany            K & K Kohtes & Klewes Kommunikation GmbH          44%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.         Germany            K & K Kohtes & Klewes Kommunikation GmbH          31%
K & K Kohtes & Klewes Kommunikation
   Frankfurt GmbH ...............................         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
Viamedia Medienagentur fur Radio & TV GmbH.......         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
PURE Information Public Relations GmbH...........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          27%
K & K Kohtes, Klewes & Partner GmbH..............         Germany            K & K Kohtes & Klewes Kommunikation GmbH          27%
K&K Kohtes & Klewes Kommunikation Hamburg GmbH...         Germany            K & K Kohtes & Klewes Kommunikation GmbH          36%
Kohtes & Klewes comm. medical GmbH...............         Germany            K & K Kohtes & Klewes Kommunikation GmbH          38%
Brodeur Kohtes & Klewes Kommunikation GmbH.......         Germany            K & K Kohtes & Klewes Kommunikation GmbH          42%
Michael Vagedes Ges. fur Eventkomm. mbH..........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          18%
K & K Kohtes & Klewes Komm. Berlin GmbH..........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          44%
Deekeling & Fiebig Agent. fur Komm. GmbH.........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
Promotion Dynamics GmbH..........................         Germany                       Stein Holding GmbH                     62%
Stein Promotions GmbH............................         Germany                       Stein Holding GmbH                     62%
Stein Promotions Hamburg GmbH....................         Germany                       Stein Holding GmbH                     53%
MSBK Consulting GmbH.............................         Germany                 MSBK/Team Dialog-Marketing GmbH              22%
P.S. Produktions-Service GmbH....................         Germany                      MSBK International AG                   46%
SMP Werbeservice GmbH............................         Germany                      MSBK International AG                   36%
Knauer/Rump/Partner Werbeagentur GmbH............         Germany                      MSBK International AG                   49%
SELL/DIALOG Werbeagentur GmbH....................         Germany              Knauer/Rump/Partner Werbeagentur GmbH           39%
Claus Koch Corp. Comm............................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
Peter Schmidt Stud. GmbH.........................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
Final Artwork GmbH...............................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
BBDO Advertising S.A.............................         Greece                    BBDO Worldwide Europe GmbH                 80%
                                                                                        BBDO Worldwide Inc.                    10%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Team/Athens S.A..................................         Greece                       BBDO Advertising S.A.                   64%
Arrow II Advertising S.A.........................         Greece                       BBDO Advertising S.A.                   32%
SPO S.A..........................................         Greece                       BBDO Advertising S.A.                   45%
BGM/ the Media Corp  S.A.........................         Greece                       BBDO Advertising S.A.                   90%
Cinemax S.A......................................         Greece                       BBDO Advertising S.A.                   90%
BGM/Media Direction Hellas S.A...................         Greece                       BBDO Advertising S.A.                   90%
BBDO Business Communications S.A.................         Greece                       BBDO Advertising S.A.                   90%
IKON S.A./Porter Novelli.........................         Greece                       BBDO Advertising S.A.                   77%
Point Zero S.A...................................         Greece                       BBDO Advertising S.A.                   24%
Grafis S.A.......................................         Greece                       BBDO Advertising S.A.                   90%
Lamda Alpha S.A..................................         Greece                       BBDO Advertising S.A.                   23%
BBDO/Guatemala S.A...............................        Guatemala                         Garnier/BBDO                        30%
Zeus/BBDO........................................        Honduras                          Garnier/BBDO                        23%
BBDO Asia Pacific Ltd............................        Hong Kong                      BBDO Worldwide Inc.                   100%
BBDO Hong Kong Ltd...............................        Hong Kong                    BBDO Asia Pacific Ltd.                  100%
ADCOM BBDO Direct Limited........................        Hong Kong                      BBDO Hong Kong Ltd.                   100%
The Orchard Group Limited........................        Hong Kong                    BBDO Asia Pacific Ltd.                  100%
BBDO Budapest....................................         Hungary                   BBDO Worldwide Europe GmbH                100%
The Media Partnership............................         Hungary                          BBDO Budapest                       25%
Hungarian Promotional Services...................         Hungary                          BBDO Budapest                       55%
Media Direction .................................         Hungary                          BBDO Budapest                      100%
Optima Media Direction...........................         Hungary                          BBDO Budapest                       44%
RK Swamy/BBDO Advertising Ltd....................          India                      BBDO Asia Pacific Ltd.                   20%
The Candover Company.............................         Ireland                       BBDO Worldwide Inc.                    50%
                                                                                      AMV (Investments) Ltd.                   50%
Irish International..............................         Ireland                      The Candover Company                   100%
Gitam/BBDO Ltd...................................         Israel                        BBDO Worldwide Inc.                    49%
Data Pro Ltd.....................................         Israel                          Gitam/BBDO Ltd.                      15%
Y.SAAR Ltd.......................................         Israel                          Gitam/BBDO Ltd.                      15%
Video Dada Ltd...................................         Israel                          Gitam/BBDO Ltd.                      49%
Multi Sdar Ltd...................................         Israel                          Gitam/BBDO Ltd.                      49%
Motiv Plus S.A...................................         Israel                          Gitam/BBDO Ltd.                      49%
Gitam International S.A..........................         Israel                          Motiv Plus S.A.                      22%
BBDO Italy SpA...................................          Italy                        BBDO Worldwide Inc.                   100%
Impact & Echo....................................         Kuwait                   Impact/BBDO Group Partnership               22%
Impact/BBDO SAL..................................         Lebanon                  Impact/BBDO Group Partnership               22%
Impact/BBDO SARL.................................         Lebanon                  Impact/BBDO Group Partnership               44%
Strategies SAL...................................         Lebanon                         Impact/BBDO SAL                      22%
BBDO (Malaysia) Sdn Bhd..........................        Malaysia                     BBDO Asia Pacific Ltd.                  100%
BBDO Mexico, S.A. de C.V.........................         Mexico                        BBDO Worldwide Inc.                    80%
OFI Finance B.V..................................       Netherlands                         Registrant                         66%
                                                                                         BBDO Canada Inc.                      34%
BBDO Nederland B.V...............................       Netherlands                     BBDO Worldwide Inc.                    50%
Keja/Donia B.V...................................       Netherlands                     BBDO Nederland B.V.                    50%
FHV/BBDO  Creative Marketing Agency N.V..........       Netherlands                     BBDO Nederland B.V.                    50%
Bennis Porter Novelli............................       Netherlands                     BBDO Nederland B.V.                    50%
Signum Informationieprojecten B.V................       Netherlands                     BBDO Nederland B.V.                    50%
Bartels/Verdonk Impuls B.V.......................       Netherlands                     BBDO Nederland B.V.                    50%
BBDO Business Communications B.V.................       Netherlands                     BBDO Nederland B.V.                    50%
D.M. Het ReklameTeam B.V.........................       Netherlands                     BBDO Nederland B.V.                    35%
PLP Business Communications......................       Netherlands                        BBDO BC B.V.                        26%
Liberty Films B.V................................       Netherlands           FHV/BBDO Creative Marketing Agency N.V.          50%
Media Direction Netherland B.V...................       Netherlands           FHV/BBDO Creative Marketing Agency N.V.          31%
Adviesbureau Bennis Pauw en Partners BVBA........       Netherlands                    Bennis Porter Novelli                   24%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Diversified Marketing Services Ltd. (N.Z.).......       New Zealand                     Clemenger BBDO Ltd.                    47%
Aim Direct.......................................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         36%
Porter Novelli (Auckland)........................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         23%
Porter Novelli (Wellington)......................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         40%
Total Media......................................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         19%
Colenso Communications Ltd. .....................       New Zealand                     Clemenger/BBDO Ltd.                    47%
HKM Advertising Ltd. ............................       New Zealand                     Clemenger/BBDO Ltd.                    47%
Agency Management Systems........................       New Zealand                     Clemenger/BBDO Ltd.                    47%
Optimum Media Direction..........................       New Zealand                 Colenso Communications Ltd.                23%
                                                                                       HKM Advertising Ltd.                    23%
BBDO/Nicaragua S.A...............................        Nicaragua                         Garnier/BBDO                        25%
BBDO Oslo A/S....................................         Norway                    BBDO Worldwide Europe GmbH                 56%
Media Direction A/S..............................         Norway                           BBDO Oslo A/S                       56%
Schroder Production A/S..........................         Norway                           BBDO Oslo A/S                       56%
Sepia A/S........................................         Norway                           BBDO Oslo A/S                       25%
BBDO Trade Marketing.............................         Norway                           BBDO Oslo A/S                       37%
Garnier/BBDO Inc. S.A............................         Panama                        BBDO Worldwide Inc.                    50%
BBDO Panama......................................         Panama                      Garnier/BBDO Inc. S.A.                   26%
BBDO Peru S.A....................................          Peru                         BBDO Worldwide Inc.                    51%
PAC/BBDO Worldwide Inc...........................       Philippines                   BBDO Asia Pacific Ltd.                   30%
BBDO Warsaw......................................         Poland                        BBDO Worldwide Inc.                    80%
Spin Communications..............................         Poland                            BBDO Warsaw                        80%
Media Direction..................................         Poland                            BBDO Warsaw                        80%
BBDO Portugal Agencia de Publicidade, Lda........        Portugal                   BBDO Worldwide Europe GmbH                 80%
Media Direction..................................        Portugal           BBDO Portugal Agencia de Publicidade, Lda.         80%
Headline Public Relations & Promotions, Inc......       Puerto Rico                    BBDO Puerto Rico Inc.                   85%
BBDO Puerto Rico Inc.............................       Puerto Rico                     BBDO Worldwide Inc.                    85%
Graffiti/BBDO....................................         Romania                       BBDO Worldwide Inc.                    20%
Carlos Productions...............................         Romania                          Graffiti/BBDO                       13%
BBDO Marketing A/O...............................         Russia                    BBDO Worldwide Europe GmbH                100%
Arabian Central Establishment....................      Saudi Arabia               Impact/BBDO International Ltd.               44%
BBDO Singapore Pte Ltd...........................        Singapore                    BBDO Asia Pacific Ltd.                  100%
Orchard Integrated Pte...........................        Singapore                   The Orchard Group Limited                100%
Mark/BBDO Ltd....................................     Slovak Republic                     Mark/BBDO s.a.                       31%
                                                                                    BBDO Worldwide Europe GmbH                 39%
Berry Bush/BBDO (Proprietary) Limited............      South Africa                 BBDO Worldwide Europe GmbH                 20%
Tiempo/BBDO Madrid S.A...........................          Spain                         BBDO Espana S.A.                      65%
The Media Partnership S.A........................          Spain                         BBDO Espana S.A.                      23%
Contrapunto S.A..................................          Spain                         BBDO Espana S.A.                      67%
Nucleo de Communicacion S.A......................          Spain                         Contrapunto S.A.                      67%
Tiempo/BBDO S.A..................................          Spain                         BBDO Espana S.A.                      77%
BBDO Espana S.A..................................          Spain                        BBDO Worldwide Inc.                    90%
C.P. Communicacion S.A...........................          Spain                         Contrapunto S.A.                      62%
Media Direction Madrid S.A.......................          Spain                      Tiempo/BBDO Madrid S.A.                  65%
DEC S.A.       ..................................          Spain                         Tiempo/BBDO S.A.                      65%
Media Direction S.A..............................          Spain                         Tiempo/BBDO S.A.                      77%
SELLBYTELL AG....................................       Switzerland        SELL BY TEL Call- & Communication Center GmbH       23%
MSBK International AG............................       Switzerland                     BBDO Worldwide Inc.                    61%
MSBK Zurich AG...................................       Switzerland                    MSBK International AG                   24%
Ehrenstrahle International A.B...................         Sweden                    BBDO Worldwide Europe GmbH                 76%
HLR/BBDO Reklambyra A.B..........................         Sweden                    BBDO Worldwide Europe GmbH                100%
Ehrenstrahle & Co. in Stockholm A.B..............         Sweden                  Ehrenstrahle International A.B.              76%
HLR/Broadcast Filmproduction A.B.................         Sweden                     HLR/BBDO Reklambyra A.B.                 100%
Hard & Co. Reklambyra A.B........................         Sweden                     HLR/BBDO Reklambyra A.B.                  52%
Gester & Co. A.B.................................         Sweden                     HLR/BBDO Reklambyra A.B.                  20%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BBDO Taiwan Advertising Company Ltd..............         Taiwan                      BBDO Asia Pacific Ltd.                   55%
Damask/BBDO Limited..............................        Thailand                     BBDO Asia Pacific Ltd.                  100%
Alice BBDO.......................................         Turkey                    BBDO Worldwide Europe GmbH                 30%
MEDIA +..........................................         Turkey                            Alice BBDO                         27%
FOCUS 4..........................................         Turkey                            Alice BBDO                         27%
BBDO Direct Marketing and PR Services............         Turkey                            Alice BBDO                         30%
Impact/BBDO......................................  United Arab Emirates           Impact/BBDO International Ltd.               44%
BBDO CEE (Ltd)...................................     United Kingdom                    BBDO Worldwide Inc.                   100%
Media Direction CEE (Ltd)........................     United Kingdom                    BBDO Worldwide Inc.                   100%
Media Direct Ltd.................................     United Kingdom                    BBDO Worldwide Inc.                   100%
Abbott Mead Vickers Plc..........................     United Kingdom                        Registrant                        100%
Freud Communications.............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Redwood Publishing Ltd...........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Redwood International Publishing Ltd.............     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Abbott Mead Vickers BBDO Ltd.....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Drum PHD Ltd.....................................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Barraclough Hall Woolston Gray Ltd...............     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Hammond Communications Ltd.......................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Momentum Integrated Communications Ltd...........     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Clarke Hooper Consulting Ltd.....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Frew, MacMaster Ltd..............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Craik Jones Watson Mitchell Voelkel Ltd..........     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Anthem Advertising Ltd...........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
New PHD Ltd......................................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
AMV (Investments) Ltd............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Telecom Express Ltd..............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Fishburn Hedges Boys Williams Holdings Ltd.......     United Kingdom                 Abbott Mead Vickers Plc.                 100%
McBain, Noel-Johnson & Co Ltd....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Leagas Delaney Group Ltd.........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Aurelia Public Relations Ltd.....................     United Kingdom                   Freud Communications                   100%
Traffic Interactive Ltd..........................     United Kingdom                   Freud Communications                    33%
                                                                                   Clarke Hooper Consulting Ltd.               67%
Brand Asset Management Licnesing Ltd.............     United Kingdom                   Freud Communications                    20%
Prager & Partners Ltd............................     United Kingdom            Barraclough Hall Woolston Gray Ltd.            75%
The O'Connell Partnership Ltd....................     United Kingdom          Momentum Integrated Communications Ltd.         100%
Games Marketing Group Ltd........................     United Kingdom               Clarke Hooper Consulting Ltd.              100%
PHD Compass Ltd..................................     United Kingdom                        New PHD Ltd                        50%
MSc Communications Ltd...........................     United Kingdom                        New PHD Ltd                        50%
Outdoor Connection Ltd...........................     United Kingdom                        New PHD Ltd                        33%
Media Sciene Ltd.................................     United Kingdom                        New PHD Ltd                       100%
Oval (1028) Ltd..................................     United Kingdom                        New PHD Ltd                       100%
Fishburn Hedges Boys Williams Ltd................     United Kingdom        Fishburn Hedges Boys Williams Holdings Ltd.       100%
Complete Print Solutions Ltd.....................     United Kingdom              McBain, Noel-Johnson & Co Ltd.              100%
Electronic Studio TM Ltd.........................     United Kingdom              McBain, Noel-Johnson & Co Ltd.              100%
The Leagas Delaney Partnership Ltd...............     United Kingdom                 Leagas Delaney Group Ltd.                100%
Leagas Delany International Ltd..................     United Kingdom                 Leagas Delaney Group Ltd.                100%
Media Direction Ltd..............................     United Kingdom                 Leagas Delaney Group Ltd.                100%
BBDO Europe Ltd..................................     United Kingdom                 Prism International Ltd.                 100%
BBDO/Venezuela C.A...............................        Venezuela                      BBDO Worldwide Inc.                    50%
DDB Needham Chicago, Inc.........................        Delaware      The DDB Needham Worldwide Communications Group, Inc.   100%
DDB Needham International Inc....................        Delaware                   Omnicom International Inc.                100%
Latin Advertising Venture LLC....................        Delaware              DDB Needham Worldwide Partners, Inc.           100%
DDB Needham Worldwide Partners, Inc..............        New York      The DDB Needham Worldwide Communications Group, Inc.   100%
The DDB Needham Worldwide Communications
   Group, Inc. ..................................        New York                           Registrant                        100%
Griffin Bacal Inc................................        New York                     DDB Needham Chicago, Inc.               100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DDB Needham Dallas, Inc..........................          Texas       The DDB Needham Worldwide Communications Group, Inc.   100%
Tracy-Locke, Inc.................................          Texas                     DDB Needham Dallas, Inc.                 100%
PGC Advertising, Inc.............................          Texas                            Registrant                        100%
Elgin DDB Inc....................................       Washington   The DDB Needham Worldwide Communications Group, Inc.     100%
The Focus Agency Inc.............................       Washington                          Registrant                        100%
Rainuzzo DDB S.A.................................        Argentina                          DM9 Holding                        40%
DDB Needham Worldwide Pty. Ltd. (Australia) .....        Australia             DDB Needham Worldwide Partners, Inc.           100%
DDB Needham Brisbane Pty. Ltd....................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Diversified Communications Group Pty. Ltd........        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Sydney Pty. Ltd......................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Production 32 Pty. Ltd...........................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Melbourne Pty. Ltd...................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Finance Pty. Ltd.....................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Carr Clark Rapp Collins Pty. Ltd.................        Australia          Diversified Communications Group Pty. Ltd.        100%
Salesforce Australia Pty. Ltd....................        Australia          Diversified Communications Group Pty. Ltd.        100%
Heye & Partner Werbeagentur GmbH ................         Austria                       Heye & Partner GmbH                    45%
DDB Needham Heye & Partner GmbH..................         Austria                     DDB Holding Europe SCA                  100%
DDB Needham Worldwide S.A. ......................         Belgium                     DDB Holding Europe SCA                   92%
Marketing Power Rapp & Collins S.A...............         Belgium                   DDB Needham Worldwide S.A.                 60%
Production 32 S.A................................         Belgium                   DDB Needham Worldwide S.A.                 92%
DM9 DDB Publicidad...............................         Brazil                            DM9 Holding                        76%
Ghirrotti & Co...................................         Brazil       The DDB Needham Worldwide Communications Group, Inc.    20%
Olympic DDB Needham Bulgaria.....................        Bulgaria                    Olympic DDB Needham S.A.                  63%
Omnicom Canada Inc...............................         Canada                            Registrant                        100%
Griffin Bacal Volny..............................         Canada                       Griffin Bacal Canada                   100%
Griffin Bacal Canada.............................         Canada                        Griffin Bacal Inc.                    100%
Palmer Jarvis Inc................................         Canada                            Registrant                        100%
Area 51 Interactive Inc..........................         Canada                        Palmer Jarvis Inc.                    100%
Kaizen Media Services Inc........................         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
Focus Strategies & Communications Ltd............         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
The Malahat Group Inc............................         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
First Event Sports and Sponsorship Inc...........         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
Palmer Jarvis & Associates Advertising
   (Manitoba) Ltd. ..............................         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
                                                                       Palmer Jarvis & Associates (Canada) Advertising Corp.   50%
Palmer Jarvis Advertising Saskatchewan Ltd.......         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
Palmer Jarvis Retail Advertising Ltd.............         Canada       Palmer Jarvis & Associates (Canada) Advertising Corp.  100%
Palmer Jarvis & Associates (Canada)
   Advertising Corp. ............................         Canada                 Seabreeze Investments (1983) Ltd.            100%
Seabreeze Investment (1983) Ltd..................         Canada                        Palmer Jarvis Inc.                    100%
DM9 Holding .....................................     Cayman Islands           DDB Needham Worldwide Partners, Inc.           100%
Zegers DDB S.A...................................          Chile                            DM9 Holding                        40%
Beijing DDB Needham Advertising Co. Ltd..........          China                    DDB Needham Worldwide Ltd.                 51%
Guangzhou DDB Advertising Ltd....................          China                DDB Needham (China) Investment Ltd.           100%
DDB Needham Worldwide Colombia Ltda..............        Colombia              DDB Needham Worldwide Partners, Inc.            30%
Adcom DDB Needham S.A............................       Costa Rica             Adcom/DDB Needham Centroamerica, S.A.           36%
Futura DDB Croatia...............................         Croatia                       DDB Needham S.C.E.                     36%
OMD Croatia......................................         Croatia                       Futura DDB Croatia                     18%
                                                                                            BBDO Zagreb                        30%
DDB Needham Prague...............................     Czech Republic                  DDB Holding Europe SCA                   97%
Rapp & Collins DDBN A/S..........................         Denmark                     DDB Needham Denmark A/S                  49%
E-SCAPE Interactive A/S..........................         Denmark                     DDB Needham Denmark A/S                  39%
                                                                                      Rapp & Collins DDBN A/S                   5%
Agitator Reklamebureau...........................         Denmark                     DDB Needham Denmark A/S                  39%
DDB Needham Denmark A/S..........................         Denmark                     DDB Holding Europe SCA                   70%
RCM/DDB..........................................       El Salvador            Adcom/DDB Needham Centroamerica, S.A.           13%
Brand Sellers DDB Needham A.S....................         Estonia                    DDB Worldwide Helsinki Oy                 65%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Datum Optimum Media Tallinn......................         Estonia                Datum Optimum Media Direction Oy              70%
Brand Sellers DDB Needham Oy.....................         Finland                    DDB Worldwide Helsinki Oy                 77%
DDB Worldwide Helsinki Oy........................         Finland                     DDB Holding Europe SCA                   77%
Datum Optimum Media Direction Oy.................         Finland                    DDB Worldwide Helsinki Oy                 41%
                                                                               DDB Needham Worldwide Partners, Inc.            29%
Sarajarvi & Hellen Oy............................         Finland                    DDB Worldwide Helsinki Oy                 41%
Diritto Rapp & Collins Oy........................         Finland                    DDB Worldwide Helsinki Oy                 62%
Tagaro! DDB & Co SA..............................         France                   DDB & Co. Hintzy Heymann S.A.               38%
DDB Interactive..................................         France                   DDB Communication France S.A.               79%
DDB Lille SNC....................................         France                   DDB Communication France S.A.               79%
DDB The Way S.A..................................         France                   DDB Communication France S.A.               63%
DDB Atlantique S.A...............................         France                   DDB Communication France S.A.               79%
La Marque Media SNC..............................         France                   Optimum Media Direction S.A.                89%
Optimum Media SNC................................         France                   Optimum Media Direction S.A.                89%
Optimum Media Direction S.A......................         France                   DDB Communication France S.A.               40%
                                                                                          BBDO Paris S.A.                      45%
Media Direction SNC..............................         France                   Optimum Media Direction S.A.                89%
Productions 32 SNC...............................         France                   DDB Communication France S.A.               52%
                                                                                             SDMS S.A.                         17%
DDB & Co. Hintzy Heyman S.A......................         France                   DDB Communication France S.A.               49%
DDB Europe S.A.  ................................         France                   DDB Communication France S.A.               79%
Directing/Rapp & Collins SNC.....................         France                   DDB Communication France S.A.               55%
DDB Red SNC......................................         France                   DDB Communication France S.A.               79%
Marketic Conseil S.A.............................         France                   DDB Communication France S.A.               42%
Piment SNC.......................................         France                   DDB Communication France S.A.               49%
SFV-Perre Contact S.A............................         France                             SDMS S.A.                         30%
                                                                                   DDB Communication France S.A.               32%
DDB Communication France S.A.....................         France                      DDB Holding Europe SCA                   79%
DDB Holding Europe SCA...........................         France       The DDB Needham Worldwide Communications Group, Inc.   100%
Louis XIV S.A....................................         France                   DDB Communication France S.A.               40%
OP & A S.A.......................................         France                   DDB Communication France S.A.               40%
Noveau Monde.....................................         France                   DDB Communication France S.A.               54%
SDMS S.A.........................................         France                   DDB Communication France S.A.               65%
Printer SNC......................................         France                   DDB Communication France S.A.               40%
                                                                                             SDMS S.A.                         25%
Interimage Rhone Alpes SNC.......................         France                             SDMS S.A.                         25%
                                                                                    DDB Communication France S.A.              40%
Interimage.......................................         France                             SDMS S.A.                         17%
                                                                                    DDB Communication France S.A.              35%
Groupe 32 SNC....................................         France                   DDB Communication France S.A.               44%
                                                                                             SDMS S.A.                         29%
Rapp & Collins SNC...............................         France                   Directing/Rapp & Collins SNC                28%
                                                                                            Piment SNC                         25%
De La Marque A L'Achat...........................         France                            Piment SNC                         25%
Fideliting.......................................         France                   Directing/Rapp & Collins SNC                28%
DDB CIE SNC......................................         France                   DDB Communication France S.A.               78%
DDB SCA..........................................         France                   DDB Communication France S.A.               79%
Hoffmann, Reiser, Schalt Frankfurt...............         Germany            Communication Management GmbH Dusseldorf          49%
Optimum Sponsoring Dusseldorf....................         Germany                    Optimum Media Dusseldorf                  90%
Optimum Media Dusseldorf.........................         Germany            Communication Management GmbH Dusseldorf          90%
Production 32 Dusseldorf.........................         Germany            Communication Management GmbH Dusseldorf         100%
Jahns Rapp Collins ..............................         Germany            Communication Management GmbH Dusseldorf          51%
                                                                                        Heye & Partner GmbH                    18%
Selby & Co. Hamburg..............................         Germany            Communication Management GmbH Dusseldorf          30%
Screen GmbH......................................         Germany            Communication Management GmbH Dusseldorf         100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
InterScreen Dusseldorf...........................         Germany                           Screen GmbH                        51%
Interscreen Prag (TCH)...........................         Germany                     InterScreen Dusseldorf                   51%
DDB Needham Beteiligungsgesellschaft.............         Germany            Communication Management GmbH Dusseldorf         100%
DDB Needham GmbH Dusseldorf......................         Germany            Communication Management GmbH Dusseldorf         100%
Fritsch Heine Rapp Collins Hamburg...............         Germany            Communication Management GmbH Dusseldorf          87%
Heye & Partner GmbH..............................         Germany                     DDB Holding Europe SCA                   45%
Heye Management Service GmbH.....................         Germany                       Heye & Partner GmbH                    23%
Print Munchen GmbH...............................         Germany                       Heye & Partner GmbH                    45%
Communication Management GmbH Dusseldorf.........         Germany                           Registrant                        100%
Optimum Media Direction Germany GmbH.............         Germany                       Heye & Partner GmbH                    11%
                                                                                             BBDO GmbH                         40%
                                                                                     Optimum Media Dusseldorf                  25%
DDBN (Frankfurt).................................         Germany              DDB Needham Beteiligungsgesellschaft           100%
Rapp Collins Consulting..........................         Germany               Fritsch Heine Rapp Collins Hamburg             87%
Growth Enterprises Ltd...........................        Gibraltar                DDB Needham Worldwide Partners               51%
Olympic DDB Needham S.A..........................         Greece               DDB Needham Worldwide Partners, Inc.            63%
Tempo Optimum Media Hellas S.A...................         Greece                     Olympic DDB Needham S.A.                  45%
                                                                                        TBWA/Producta S.A.                     15%
Rapp Collins Hellas S.A..........................         Greece                     Olympic DDB Needham S.A.                  43%
Hypertech........................................         Greece                     Olympic DDB Needham S.A.                   9%
DDB Needham S.C.E................................         Greece                     Olympic DDB Needham S.A.                  63%
Publinac/DDB Needham Guatemala [C.A.]............        Guatemala             Adcom/DDB Needham Centroamerica, S.A.           11%
Adcom/DDB Needham ...............................        Honduras              Adcom/DDB Needham Centroamerica, S.A.           20%
DDB Needham Worldwide Ltd........................        Hong Kong              DDB Needham (China) Investment Ltd.           100%
DDB Nexus Ltd....................................        Hong Kong                  DDB Needham Worldwide Ltd.                 49%
DDB Needham Asia Pacific Ltd.....................        Hong Kong             DDB Needham Worldwide Partners, Inc.           100%
DDB Needham (China) Investment Ltd...............        Hong Kong                 DDB Needham Asia Pacific Ltd.              100%
DDB Needham Advertising Co. (Budapest)...........         Hungary                 DDB Needham Heye & Partner GmbH              40%
                                                                                      DDB Holding Europe SCA                   48%
Optimum Media Co.................................         Hungary             DDB Needham Advertising Co. (Budapest)           77%
TMP Co...........................................         Hungary             DDB Needham Advertising Co. (Budapest)           22%
Optimum Media Direction..........................         Hungary             DDB Needham Advertising Co. (Budapest)           38%
Lexington  Bt....................................         Hungary             DDB Needham Advertising Co. (Budapest)           44%
                                                                                            Madison Bt.                        44%
Madison Bt.......................................         Hungary             DDB Needham Advertising Co. (Budapest)           88%
MUDRA Communications Ltd.........................          India       The DDB Needham Worldwide Communications Group, Inc.    10%
DDB Communication S.R.L..........................          Italy                      DDB Holding Europe SCA                   90%
Optimum Media Direction S.R.L....................          Italy                     DDB Communication S.R.L.                  36%
                                                                                          BBDO Italy SpA                       40%
Verba DDB S.R.L..................................          Italy                     DDB Communication S.R.L.                  90%
Verba S.R.L......................................          Italy                     DDB Communication S.R.L.                  90%
Grafika S.R.L....................................          Italy                     DDB Communication S.R.L.                  90%
Nadler S.R.L.....................................          Italy                     DDB Communication S.R.L.                  90%
TMP Italy S.R.L..................................          Italy                     DDB Communication S.R.L.                  23%
                                                                                          BBDO Italy SpA                       25%
Rapp Collins S.R.L...............................          Italy                     DDB Communication S.R.L.                  72%
DDB Needham Japan Inc............................          Japan       The DDB Needham Worldwide Communications Group, Inc.   100%
DDB Needham DIK Korea............................          Korea               DDB Needham Worldwide Partners, Inc.            39%
DDB Worldwide Latvia.............................         Latvia                     DDB Worldwide Helsinki Oy                 44%
Brand Sellers DDB Baltic.........................         Latvia                       DDB Worldwide Latvia                    44%
Datum Optimum Media Latvia.......................         Latvia                 Datum Optimum Media Direction Oy              22%
SIA Rapp Collins.................................         Latvia                       DDB Worldwide Latvia                    37%
DDB & Co.........................................         Latvia                       DDB Worldwide Latvia                    30%
Brand Sellers DDB Vilnius........................        Lithuania                   DDB Worldwide Helsinki Oy                 48%
Datum Optimum Media Lithuania....................        Lithuania               Datum Optimum Media Direction Oy              36%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Naga DDB SDN BHD.................................        Malaysia                  DDB Needham Asia Pacific Ltd.               30%
Gibert DDB.......................................         Mexico                   Latin Advertising Venture LLC               60%
Griffin Bacal Meranda S De R. L. De C.V..........         Mexico                        Griffin Bacal Inc.                     57%
Result DDB.......................................       Netherlands                         Registrant                         85%
Medion B.V.......................................       Netherlands                    Rapp and Collins B.V.                   79%
Rapp and Collins B.V.............................       Netherlands                         Result DDB                         79%
Eigen Fabrikaat BV...............................       Netherlands                         Result DDB                         49%
DDB Needham Holding B.V..........................       Netherlands                   DDB Holding Europe SCA                  100%
The Media Partnership............................       Netherlands                         Result DDB                         16%
                                                                               FHV/BBDO Creative Marketing Agency N.V.         10%
DDB Needham New Zealand Ltd......................       New Zealand                 DDB Needham Worldwide Ltd.                 60%
DDB Needham Worldwide Ltd........................       New Zealand       DDB Needham Worldwide Pty. Ltd. (Australia          100%
Beyond DDB Ltd...................................       New Zealand                DDB Needham New Zealand Ltd.                60%
Sales Success New Zealand Ltd....................       New Zealand                       Beyond DDB Ltd.                      45%
Rapp Collins Worldwide Ltd.......................       New Zealand                       Beyond DDB Ltd.                      60%
DDB  Norway A/S..................................         Norway                      DDB Holding Europe SCA                  100%
New Deal DDB A/S.................................         Norway                          DDB Norway A/S                       98%
                                                                                     DDB Needham Holding B.V.                  2%
Optimum Media A/S................................         Norway                         New Deal DDB A/S                      90%
Big Deal Film A/S................................         Norway                         New Deal DDB A/S                     100%
Real Deal DDB A/S................................         Norway                         New Deal DDB A/S                      50%
Business Deal DDB A/S............................         Norway                         New Deal DDB A/S                      51%
Macaroni A/S.....................................         Norway                         New Deal DDB A/S                      50%
Pro Deal A/S.....................................         Norway                          New Deal DDBA/S                     100%
New Insight A/S..................................         Norway                          New Deal DDBA/S                     100%
Retail Deal......................................         Norway                          New Deal DDBA/S                      35%
Adcom/DDB Needham Centroamerica, S.A.............         Panama               DDB Needham Worldwide Partners, Inc.            50%
Adcom/DDB Needham Panama S.A.....................         Panama               Adcom/DDB Needham Centroamerica, S.A.            3%
AMA DDB Needham Worldwide Inc....................       Philippines                DDB Needham Asia Pacific Ltd.               51%
Nowa Agencja Sp. ZO.O............................         Poland               DDB Needham Worldwide Partners, Inc.            49%
Optimum Media Sp. ZO.O...........................         Poland                       Nowa Agencja Sp. ZO.O                   34%
Polskie Media....................................         Poland                      Optimum Media Sp. ZO.O.                  34%
Twin.............................................         Poland                       Nowa Agencja Sp. ZO.O                   49%
Tempo Media Agencia de Meos, Publicidade S.A.....        Portugal                Guerriero DDB Publicidade, Ltda.              28%
                                                                              BBDO Portugal Agencia de Publicidad, Lda         32%
The Media Partnership Ltda.......................        Portugal                Guerriero DDB Publicidade, Ltda.              18%
                                                                             BBDO Portugal Agencia de Publicidad, Lda          20%
Guerriero DDB Publicidade, Ltda..................        Portugal                     DDB Holding Europe SCA                   70%
Olympic DDB Romania SRL..........................         Romania                       DDB Needham S.C.E.                     63%
DDB Needham Worldwide GAF Pte. Ltd...............        Singapore                 DDB Needham Asia Pacific Ltd.               83%
DDB Needham Worldwide Bratislava.................     Slovak Republic          DDB Needham Worldwide Partners, Inc.            80%
Tandem DDB, S.A..................................          Spain       The DDB Needham Worldwide Communications Group, Inc.     7%
                                                                                            Registrant                         89%
Tandem Campmany Guasch DDB, S.A..................          Spain                            Registrant                          2%
                                                                                         Tandem DDB, S.A.                      94%
Optimum Media S.A................................          Spain                 Tandem Campmany Guasch DDB, S.A.              94%
Instrumens/Rapp & Collins S.A....................          Spain                         Tandem DDB, S.A.                      96%
Screen SA (Barcelona)............................          Spain                            Screen GmbH                       100%
A Toda Copia S.A.................................          Spain                         Tandem DDB, S.A.                      96%
The Media Partnership S.A........................          Spain                         Tandem DDB, S.A.                      24%
Bomberos A.B.....................................         Sweden                        Paradiset DDB A.B.                     39%
Mercator Trade Marketing A.B.....................         Sweden                        Paradiset DDB A.B.                     39%
Paradiset DDB A.B................................         Sweden                     DDB Worldwide Sweden A.B.                 76%
DDB Worldwide Sweden A.B.........................         Sweden               DDB Needham Worldwide Partners, Inc.           100%
Seiler DDB AG....................................       Switzerland                   DDB Needham Holding AG                   30%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DDB Needham Holding AG...........................       Switzerland                   DDB Holding Europe SCA                  100%
DDB Needham Worldwide Ltd........................         Taiwan                   DDB Needham Asia Pacific Ltd.               90%
Spaulding & Hawi DDB Advertising Co., Ltd........        Thailand      The DDB Needham Worldwide Communications Group, Inc.   100%
Medina/Turgul DDB................................         Turkey                      DDB Holding Europe SCA                   30%
Slogan DDB.......................................         Uruguay               DDB Needham Worldwide Partners Inc.            40%
BMP DDB Ltd......................................     United Kingdom                      Omnicom UK Ltd.                     100%
Optimum Media Direction Ltd......................     United Kingdom                      Omnicom UK Ltd.                     100%
Outdoor Connection Ltd...........................     United Kingdom                       BMP DDB Ltd.                        33%
Solutions in Media Ltd...........................     United Kingdom                      Omnicom UK Ltd.                     100%
Griffin Bacal Limited............................     United Kingdom                 Prism International Ltd.                 100%
Target DDB Publicidad C.A........................        Venezuela             DDB Needham Worldwide Partners, Inc.            49%
Baxter, Gurian & Mazzei, Inc.....................       California             Health & Medical Communications, Inc.          100%
Harrison Wilson & Associates, Inc................       California                          Registrant                        100%
Alcone Marketing Group, Inc......................       California                          Registrant                        100%
Upstart Communications, Inc......................       California                    Fleishman-Hillard Inc.                  100%
Integer Group, L.L.C.............................        Colorado                      C-D Acquisitions Inc.                  100%
ACCEL Healthcare L.L.C...........................        Delaware                           Registrant                         60%
Copithorne & Bellows Public Relations Inc........        Delaware                           Registrant                        100%
C&B/Interactive Public Relations ................        Delaware        Copithorne & Bellows Public Relations, Inc.          100%
Team South.......................................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Quantum Plus Corp................................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Clark & Weinstock Inc............................        Delaware                           Registrant                        100%
Ketchum New York Advertising Holdings, Inc.......        Delaware              Ketchum Communications Holdings, Inc.          100%
Ketchum Inc......................................        Delaware                           Registrant                        100%
Susan A. Thomas Inc..............................        Delaware                          Ketchum Inc.                       100%
Ketchum International, Inc.......................        Delaware                           Registrant                        100%
Creative Media L.L.C.............................        Delaware                        DAS Holdings Inc.                     99%
                                                                             Goodby, Silverstein & Partners Holding Inc.        1%
Doremus & Company................................        Delaware                       BBDO Worldwide Inc.                   100%
Doremus Printing Corp............................        Delaware                        Doremus & Company                    100%
Porter Novelli Inc...............................        Delaware                        Doremus & Company                    100%
DAS Holdings Inc.................................        Delaware                           Registrant                        100%
Interbrand Holdings Inc..........................        Delaware                       Omnicom UK Limited                    100%
Rapp Collins Worldwide Inc. (DE).................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Optima Direct Inc................................        Delaware                           Registrant                        100%
Merkley Newman Harty, Inc........................        Delaware                           Registrant                        100%
NN Agency Inc....................................        Delaware                           Registrant                        100%
Focus Agency Limited Partnership.................        Delaware                         NN Agency Inc.                       99%
                                                                                       C-D Acquisitions Inc.                    1%
Gavin Anderson & Company Worldwide Inc...........        Delaware                           Registrant                        100%
Bernard Hodes Advertising Inc....................        Delaware                           Registrant                        100%
Kragie Newell Advertising Inc....................        Delaware                      Integer Group, L.L.C.                  100%
Lauren Graphics, Inc.............................        Delaware                           Registrant                        100%
Rapp Collins Worldwide Limited Partnership.......        Delaware              Rapp Collins Worldwide Holdings Inc.            99%
                                                                                   Rapp Collins Worldwide GP Inc.               1%
Rapp Collins Worldwide GP Inc....................        Delaware                           Registrant                        100%
Rapp Collins Worldwide Holdings Inc..............        Delaware                           Registrant                        100%
Interbrand Zintzmeyer & Lux Inc..................        Delaware                    Interbrand Holdings Inc.                 100%
Millsport L.L.C..................................        Delaware                        DAS Holdings Inc.                     25%
Worldwide Marketing Resources Inc................        Delaware                           Registrant                        100%
Ketchum Directory Advertising Inc................        Delaware                           Registrant                        100%
Fleishman-Hillard Inc............................        Delaware                           Registrant                        100%
TLP East L.L.C...................................        Delaware                            TLP, Inc.                         75%
Sheppard Associates Inc..........................        Delaware                           Registrant                        100%
Tic Toc, The Imagination Company L.L.C...........        Delaware                           Registrant                         75%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Duffy Wall & Associates, Inc.....................  District of Columbia               Fleishman-Hillard Inc.                  100%
Martec C I Group, Inc............................         Florida               Diversified Agency Services Holding            51%
Crescent Communications Inc......................         Georgia                          Ketchum Inc.                       100%
Frank J. Corbett, Inc............................        Illinois               Health & Medical Communications, Inc.         100%
HRC Illinois Inc.................................        Illinois              Rapp Collins Worldwide Holdings Inc.           100%
The Russ Reid Company, Inc.......................        Illinois                        DAS Holdings Inc.                     47%
Brodeur & Partners Inc...........................      Massachusetts                        Registrant                        100%
Meridian Technology Marketing Inc................      Massachusetts                        Registrant                        100%
Fleishman-Hillard Missouri Poll, Inc.............        Missouri                     Fleishman-Hillard Inc.                  100%
Harrison Wilson & Associates, Inc................       New Jersey                          Registrant                        100%
Gerstman + Meyers Inc............................        New York                     Interbrand Corporation                  100%
RC Communications, Inc...........................        New York                           Registrant                         99%
Health & Medical Communications, Inc.............        New York                       BBDO Worldwide Inc.                   100%
Gavin Anderson & Company Inc.....................        New York             Gavin Anderson & Company Worldwide Inc.         100%
Lyons/Lavey/Nickel/Swift, Inc....................        New York              Health & Medical Communications, Inc.          100%
Interbrand Corporation...........................        New York                           Registrant                        100%
Health Science Communications Inc................        New York                           Registrant                        100%
Kallir, Philips, Ross, Inc.......................        New York                           Registrant                        100%
Shain Colavito Pensabene Direct, Inc.............        New York                           Registrant                        100%
Harrison & Star, Inc.............................        New York                           Registrant                        100%
Rapp & Collins USA Inc...........................        New York                           Registrant                        100%
Della Femina/Jeary and Partners..................        New York           Ketchum New York Advertising Holdings, Inc.        49%
Gavin Anderson & Company (Japan), Inc............        New York                           Registrant                        100%
Stern Advertising, Inc...........................          Ohio                             Registrant                        100%
Ketchum Communications, Inc......................      Pennsylvania            Ketchum Communications Holdings, Inc.          100%
Ketchum Communications Holdings, Inc.............      Pennsylvania                         Registrant                        100%
GMR Group Inc....................................      Pennsylvania                         Registrant                         60%
Case Dunlap......................................          Texas                            Registrant                        100%
TLP, Inc.........................................          Texas                            Registrant                        100%
Gary M. Reynolds and Associates, Inc.............        Wisconsin                          Registrant                        100%
Avalos & Bourse, S.A.............................        Argentina              Diversified Agency Services Holding            30%
Rapp Collins Argentina...........................        Argentina              Diversified Agency Services Holding            51%
Alcone Marketing Group Asia Pacific..............        Australia                 Alcone Marketing Group, Inc.               100%
Gavin Anderson & Company Pty Ltd.................        Australia            Gavin Anderson & Company Worldwide Inc.         100%
Canberra Liaison.................................        Australia               Gavin Anderson & Company Pty Ltd.             70%
PPD Sales Services GmbH..........................         Austria                     PPD Sales Services GmbH                 100%
GPC Market Access Europe S.A.....................         Belgium                  GPC Market Access Group Ltd.                42%
                                                                                        GPC Tennoc Limited                     58%
CPM Belgium S.A..................................         Belgium                     Promotess Holdings S.A.                 100%
Fleishman-Hillard Brussels.......................         Belgium                     Fleishman-Hillard Inc.                  100%
Kallir, Phillips, Ross S.P.R.L...................         Belgium               The Promotions Partnership Limited            100%
Promotess Holdings S.A...........................         Belgium                Diversified Agency Services Ltd.             100%
Data Company Acquisition Inc.....................         Brazil                         DAS Holdings Inc.                     80%
DM Company S.A. de C.V...........................         Brazil                   Data Company Acquisition Inc.               80%
Rapp Collins Brazil..............................         Brazil                            Registrant                         70%
Langdon Starr Inc................................         Canada                        Omnicom Canada Inc.                    20%
Fleishman-Hillard Canada, Inc....................         Canada                      Fleishman-Hillard Inc.                  100%
GPC International Holdings Inc...................         Canada                            Registrant                        100%
GPC Canada Inc...................................         Canada                  GPC International Holdings Inc.             100%
Specialized Communications Inc...................         Canada                  GPC International Holdings Inc.             100%
Intercon Consultants Ltd.........................         Canada                          GPC Canada Inc.                     100%
Ontario Inc......................................         Canada                          GPC Canada Inc.                     100%
Storgaard & Associates Inc.......................         Canada                          GPC Canada Inc.                     100%
Storgaard & Associates Design Group Inc..........         Canada                          GPC Canada Inc.                     100%
D.R. Harley Consultants Limited..................         Canada                          GPC Canada Inc.                     100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Factor Research Group Inc........................         Canada                  D.R. Harley Consultants Limited             100%
Neo Communications Inc...........................         Canada                          GPC Canada Inc.                     100%
Michele Bazin Inc................................         Canada                          GPC Canada Inc.                     100%
Canada Inc.......................................         Canada                          GPC Canada Inc.                     100%
Concordia Communication et. Affaires
   Publiques Inc ................................         Canada                          GPC Canada Inc.                      50%
                                                                                            Canada Inc.                        25%
                                                                                        Michele Bazin Inc.                     25%
Diversified Agency Services Holding..............     Cayman Islands                        Registrant                        100%
Sales Rapp Collins Chile.........................          Chile                            Registrant                         30%
Pathways Marketing Consultants (Shanghai) Co. Ltd.         China                      Sinowin Industrial Ltd.                  51%
Fleishman-Hillard Link, Ltd......................          China               Fleishman-Hillard Missouri Poll, Inc.           65%
Sinowin Industrial Ltd...........................          China                            Registrant                         51%
PPD Marketing Services Spol.sr.o.................     Czech Republic             PPD Sales Services GmbH & Co. KG              51%
                                                                                PPD Marketing Services GmbH & Co. KG           49%
Mapi Research Institute SarL.....................         France                 Diversified Agency Services Ltd.              50%
Institute Opinion Patient S A....................         France                       Adelphi Group Limited                   50%
Pro Valorem......................................         France              Gavin Anderson & Company (France) S.A.          100%
Ketchum Advertising France.......................         France                    Ketchum International, Inc.                62%
KPRW Paris.......................................         France                    Ketchum International, Inc.                79%
Fleishman-Hillard France.........................         France                      Fleishman-Hillard Inc.                   99%
Arsenal S.A......................................         France                          Omnicom UK Ltd.                      60%
CPM France S.A...................................         France                          DAS France Ltd.                      50%
                                                                                          Groupe IPC S.A.                      50%
Services Groupe IPC..............................         France                          CPM France S.A.                      10%
                                                                                         GBW Conseil S.A.                      10%
                                                                                        Prise Directe SARL                     10%
                                                                                     Resultats Groupe IPC SARL                 10%
                                                                                          Groupe IPC S.A.                      10%
Groupe IPC S.A...................................         France                          DAS France Ltd.                     100%
Prise Direct SARL................................         France                          Groupe IPC S.A.                      50%
                                                                                          DAS France Ltd.                      50%
GBW Conseil S.A..................................         France                          Groupe IPC S.A.                      74%
                                                                                          DAS France Ltd.                      26%
Resultats Groupe IPC SARL........................         France                          Groupe IPC S.A.                      50%
                                                                                          DAS France Ltd.                      50%
Parmenide Porter Novelli S.A.....................         France                          DAS France Ltd.                      70%
Analyse Informatique des Donnees S.A.............         France                          DAS France Ltd.                      60%
Bernard Hodes Advertising S.A....................         France                          DAS France Ltd.                      40%
                                                                                        BDDP Corporate S.A.                    38%
Gavin Anderson & Company Worldwide GmbH..........         Germany                   BBDO Worldwide Europe GmbH                 92%
TARGIS Agentur fur Kommunikation GmbH............         Germany                Diversified Agency Services Ltd.              85%
Fleishman-Hillard Germany GmbH...................         Germany                     Fleishman-Hillard Inc.                   70%
Ketchum Public Relations GmbH....................         Germany                   Ketchum International, Inc.               100%
Advantage GmbH...................................         Germany                        Doremus & Company                     35%
Interbrand Zintzmeyer & Lux GmbH.................         Germany                Interbrand Zintermeyer & Lux A.G.            100%
Diversified Agency Services GmbH.................         Germany                           Registrant                         98%
                                                                                  Diversified Agency Services Ltd.              2%
CPM International GmbH...........................         Germany                Diversified Agency Services GmbH              98%
                                                                                      CPM United Kingdom Ltd.                   2%
PPD Management GmbH..............................         Germany                Diversified Agency Services GmbH             100%
PPD Sales Services GmbH & Co. KG.................         Germany                     CPM International GmbH                   96%
                                                                                        PPD Management GmbH                     4%
PPD Marketing Services GmbH & Co. KG.............         Germany                     CPM International GmbH                   96%
                                                                                        PPD Management GmbH                     4%
CCS Handelsservice GmbH..........................         Germany                PPD Sales Services GmbH & Co. KG              40%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Plus Promotion Verkaufsforderungs mbh............         Germany              PPD Marketing Services GmbH & Co. KG            20%
Gavin Anderson & Company (H.K.) Ltd..............        Hong Kong            Gavin Anderson & Company Worldwide Inc.         100%
Doremus Hong Kong Ltd............................        Hong Kong                       Doremus & Company                    100%
Ketchum NEWSCAN Public Relations Ltd.............        Hong Kong                  Ketchum International, Inc.                30%
Fleishman-Hillard Hong Kong, Ltd.................        Hong Kong                    Fleishman-Hillard Inc.                  100%
Diversified Agency Services Ltd..................        Hong Kong                          Registrant                        100%
Rapp Collins Worldwide (Hong Kong) Ltd...........        Hong Kong               Diversified Agency Services Ltd.             100%
Bernard Hodes Advertising (Hong Kong) Ltd........        Hong Kong               Diversified Agency Services Ltd.             100%
Bentley Communications Ltd.......................        Hong Kong                 DDB Needham Asia Pacific Ltd.               28%
                                                         Hong Kong               Diversified Agency Services Ltd.              30%
BPR Advertising Co., Ltd.........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               28%
                                                                                 Diversified Agency Services Ltd.              30%
BPR Staff Options Co. Ltd........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               33%
                                                                                 Diversified Agency Services Ltd.              35%
BC Staff Options Co. Ltd.........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               33%
                                                                                  Diversified Agency Services Ltd.             35%
PPD Marketing Services Szolgaltato kft...........         Hungary                PPD Sales Services GmbH & Co. KG              50%
                                                                               PPD Marketing Services GmbH & Co. KG            50%
Counter Products Marketing (Ireland) Ltd.........         Ireland                     CPM United Kingdom Ltd.                  90%
Fleishman-Hillard Saunders Limited...............         Ireland                     Fleishman-Hillard Inc.                   41%
Westland Ltd.....................................         Ireland               Fleishman-Hillard Saunders Limited             41%
Interbrand Italia Srl............................          Italy                          Omnicom UK Ltd.                      43%
Inventa Srl......................................          Italy                       Interbrand Italia Srl                   26%
                                                                                          Omnicom UK Ltd.                      17%
CPM Italia Srl...................................          Italy                       Interbrand Italia Srl                   43%
Ketchum Public Relations SRL.....................          Italy                    Ketchum International, Inc.                41%
Fleishman-Hillard Italia SpA.....................          Italy                      Fleishman-Hillard Inc.                   90%
Image Time SrL...................................          Italy                          Omnicom UK Ltd.                      30%
PRAP Japan Inc...................................          Japan                    Ketchum International, Inc.                15%
Fleishman-Hillard Japan K.K......................          Japan                      Fleishman-Hillard Inc.                   90%
Kabushiki Kaisha Interbrand Japan................          Japan                       Interbrand Group Ltd.                   74%
                                                                                 Diversified Agency Services B.V.              26%
Rapp Collins K.K.................................          Japan                         DAS Holdings Inc.                     80%
Targis K.K.......................................          Japan                            Registrant                         67%
Interbrand Korea Inc.............................          Korea                       Interbrand Group Ltd.                  100%
Fleishman-Hillard Mexico, S.A. de C.V............         Mexico                      Fleishman-Hillard Inc.                  100%
Ketchum Mexico S.A. de C.B.......................         Mexico                    Ketchum International, Inc.               100%
Diversified Agency Services Mexico S.A. de C.V...         Mexico                            Registrant                        100%
Interbrand Mexico, S.A. de C.V...................         Mexico          Diversified Agency Services Mexico S.A. de C.V.     100%
Rapp Collins Mexico..............................         Mexico               Rapp Collins Worldwide Holdings Inc.           100%
Martec S.A. DE C.V...............................         Mexico                Diversified Agency Services Holding            51%
CPM Nederland Field Marketing B.V................       Netherlands                       Omnicom UK Ltd.                     100%
Diversified Agency Services B.V..................       Netherlands                    Interbrand Group Ltd.                  100%
Schoep & van der Toorn B.V.......................       Netherlands              Diversified Agency Services B.V.              65%
PPD Marketing Services Sp.z.o.o..................         Poland                 PPD Sales Services GmbH & Co. KG              51%
                                                                               PPD Marketing Services GmbH & Co. KG            49%
Gavin Anderson & Company (Singapore) Pte. Ltd....        Singapore            Gavin Anderson & Company Worldwide Inc.          60%
Interbrand Pte. Ltd..............................        Singapore                          Registrant                        100%
Fleishman-Hillard Hickson Pte Ltd................        Singapore                    Fleishman-Hillard Inc.                   80%
PPD Marketing Services Spol.sr.o.................     Slovak Republic            PPD Sales Services GmbH & Co. KG              51%
                                                                               PPD Marketing Services GmbH & Co. KG            49%
Comunicacion Empresarial SL......................          Spain                 Diversified Agency Services Ltd.              25%
CPM Targis S.A...................................          Spain                        Adding Omnicom S.L.                    20%
                                                                                       Marketing Aplicado SA                   29%
SEIS Madrid......................................          Spain                    Ketchum International, Inc.                30%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Adding Omnicom S.L...............................          Spain                 Diversified Agency Services Ltd.              51%
Marketing Aplicado SA............................          Spain                          Omnicom UK Ltd.                      49%
Interbrand Zintermeyer & Lux A.G.................       Switzerland                       Omnicom UK Ltd.                     100%
Adelphi Group Limited............................     United Kingdom             Diversified Agency Services Ltd.             100%
Adelphi Communications Limited...................     United Kingdom                   Adelphi Group Limited                  100%
Adelphi Group Products Limited...................     United Kingdom                   Adelphi Group Limited                  100%
Adelphi International Research Limited...........     United Kingdom                   Adelphi Group Limited                  100%
Countrywide Communications (London) Ltd..........     United Kingdom              Countrywide Porter Novelli Ltd.             100%
Countrywide Communications (Scotland) Ltd........     United Kingdom              Countrywide Porter Novelli Ltd.              75%
Affinity Consulting Ltd..........................     United Kingdom              Countrywide Porter Novelli Ltd.             100%
CPM Mobile Marketing Ltd.........................     United Kingdom                  CPM United Kingdom Ltd.                 100%
CPM Field Marketing Ltd..........................     United Kingdom                      Omnicom UK Ltd.                     100%
CPM International Group Ltd......................     United Kingdom                    Prism International                   100%
Visitation Field Marketing Limited...............     United Kingdom               CPM International Group Ltd.               100%
Field Marketing Solutions Limited................     United Kingdom             Diversified Agency Services Ltd.             100%
Health Science TARGIS Limited....................     United Kingdom             Diversified Agency Services Ltd.             100%
Countrywide Porter Novelli Ltd...................     United Kingdom             Diversified Agency Services Ltd.             100%
DAS Financial Services Ltd.......................     United Kingdom             Diversified Agency Services Ltd.              75%
                                                                                         BBDO Canada Inc.                      25%
Medi Cine International plc......................     United Kingdom             Diversified Agency Services Ltd.             100%
WWAV Rapp Collins Group Ltd......................     United Kingdom             Diversified Agency Services Ltd.             100%
Gavin Anderson (UK) Ltd..........................     United Kingdom             Diversified Agency Services Ltd.             100%
Rapp Collins Europe Ltd..........................     United Kingdom             Diversified Agency Services Ltd.             100%
GPC Group Limited................................     United Kingdom             Diversified Agency Services Ltd.              85%
                                                                                  GPC International Holdings Inc.              15%
Doremus & Company Ltd............................     United Kingdom             Diversified Agency Services Ltd.             100%
Prism International Ltd..........................     United Kingdom                    Option One Limited                    100%
Claydon Heeley International Ltd.................     United Kingdom             Diversified Agency Services Ltd.             100%
Omnicom UK Ltd...................................     United Kingdom             Diversified Agency Services Ltd.             100%
Copithorne & Bellows Public Relations Ltd........     United Kingdom               DAS Property Development Ltd.              100%
Government Policy Consultants Ltd................     United Kingdom                     GPC Group Limited                    100%
GPC Scotland Limited.............................     United Kingdom           Government Policy Consultants Limited          100%
GPC Market Access Europe S.A.....................     United Kingdom                     GPC Group Limited                     36%
                                                                                        GPC Tennoc Limited                     49%
GPC Tennoc Limited...............................     United Kingdom                     GPC Group Limited                     85%
Interbrand UK Ltd................................     United Kingdom                   Interbrand Group Ltd.                  100%
Ketchum Group Limited............................     United Kingdom                      Omnicom UK Ltd.                     100%
Ketchum Life Limited.............................     United Kingdom                   Ketchum Group Limited                  100%
Perception Design Ltd............................     United Kingdom                   Ketchum Group Limited                   51%
                                                                                          Omnicom UK Ltd.                      49%
Ketchum Limited..................................     United Kingdom                   Ketchum Group Limited                   85%
                                                                                          Omnicom UK Ltd.                      15%
Ketchum Sponsorship Limited......................     United Kingdom                   Ketchum Group Limited                   85%
                                                                                          Omnicom UK Ltd.                      15%
Markforce Associates Ltd.........................     United Kingdom                   Interbrand Group Ltd.                  100%
Interbrand Newell and Sorrell Ltd................     United Kingdom                   Interbrand Group Ltd.                  100%
Newell & Sorell Inc..............................     United Kingdom            Interbrand Newell and Sorrell Ltd.            100%
Jones Mason Barton Antenen Limited...............     United Kingdom             Diversified Agency Services Ltd.              50%
                                                      United Kingdom                      BMP DDB Limited                      50%
CPM United Kingdom Limited.......................     United Kingdom                      Omnicom UK Ltd.                     100%
Specialist Publications (UK) Ltd.................     United Kingdom                      Omnicom UK Ltd.                     100%
Premier Magazines Ltd............................     United Kingdom                      Omnicom UK Ltd.                     100%
Paling Walters Targis Ltd........................     United Kingdom                      Omnicom UK Ltd.                     100%
Alcone Marketing Group Ltd.......................     United Kingdom                      Omnicom UK Ltd.                     100%
DAS France Ltd...................................     United Kingdom                      Omnicom UK Ltd.                     100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DAS Property Development Ltd.....................     United Kingdom                      Omnicom UK Ltd.                     100%
Smythe Dorward Lambert Ltd.......................     United Kingdom                      Omnicom UK Ltd.                     100%
Brodeur A Plus Group Ltd.........................     United Kingdom             Diversified Agency Services Ltd.              82%
                                                                                          Omnicom UK Ltd.                      18%
Porter Novelli Ltd...............................     United Kingdom                      Omnicom UK Ltd.                     100%
Bernard Hodes Advertising Limited................     United Kingdom                 Prism International Ltd.                 100%
Macmillan Davies Hodes Consultants Ltd...........     United Kingdom                 Prism International Ltd.                 100%
Diversified Agency Services Ltd..................     United Kingdom                 DAS International Limited                100%
The Computing Group Ltd..........................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
Data Warehouse Ltd...............................     United Kingdom               WWAV Rapp Collins Group Ltd.                75%
WWAV Rapp Collins Ltd............................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins Media Ltd......................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins North Ltd......................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
HLB Ltd..........................................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins West Limited...................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins Scotland Ltd...................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
DAS International Limited........................     United Kingdom                        Registrant                        100%
Fleishman-Hillard U.K. Ltd.......................     United Kingdom                 DAS International Limited                100%
Fleishman-Hillard Europe Ltd.....................     United Kingdom                Fleishman-Hillard U.K. Ltd.                90%
TBWA Worldwide Inc...............................        New York                           Registrant                        100%
TBWA Chiat/Day Inc...............................        Delaware                           Registrant                        100%
Ketchum Advertising Inc..........................        Delaware                           Registrant                        100%
Advertising US Holdings Inc......................        Delaware                           Registrant                        100%
Gold Greenlees Trott US Holdings Inc.............        Delaware                  Advertising US Holdings Inc.               100%
GGT USA / South Inc..............................        Delaware              Gold Greenlees Trott US Holdings Inc.          100%
G&S Associates Inc...............................          Texas               Gold Greenlees Trott US Holdings Inc.          100%
Martin-Williams Inc..............................        Minnesota             Gold Greenlees Trott US Holdings Inc.          100%
Savaglio TBWA y Associados S.A...................        Argentina                          Registrant                         30%
TBWA Holdings Australasia Pty Ltd................        Australia                          Registrant                        100%
Whybin TBWA & Partners Pty. Ltd..................        Australia               TBWA Holdings Australasia Pty Ltd             60%
Whybin Lawrence TBWA.............................        Australia               TBWA Holdings Australasia Pty Ltd             51%
TBWA/TELL Werbeagentur G.m.b.H...................         Austria                           Registrant                         70%
TBWA/GV Group S.A................................         Belgium                     TBWA International B.V.                  75%
TBWA S.A. (Brussels).............................         Belgium                       TBWA/GV Group S.A.                     75%
GV Company S.A...................................         Belgium                       TBWA/GV Group S.A.                     75%
Motu Nui S.A.....................................         Belgium                       TBWA/GV Group S.A.                     75%
Media KnowHow S.A................................         Belgium                       TBWA/GV Group S.A.                     75%
4ReAL S.A........................................         Belgium                       TBWA/GV Group S.A.                     60%
Marketing & Entertainment S.A....................         Belgium                       TBWA/GV Group S.A.                     75%
Concept+.........................................         Belgium                      TBWA S.A. (Brussels)                    59%
TBWA Propaganda Limitada.........................         Brazil                            Registrant                         70%
TBWA Sofia o.o.d.................................        Bulgaria                           Registrant                         55%
Stringer Veroni Ketchum..........................         Canada                        Omnicom Canada Inc.                    67%
                                                                                    Ketchum International, Inc.                33%
Frederick & Valenzula TBWA Disenadores
  Asociados S.A. ................................          Chile                            Registrant                         30%
Shanghai TBWA Lee Davis Advertising Ltd..........          China                  TBWA Lee Davis Advertising Ltd.              34%
TBWA Publicidad .................................       Costa Rica                          Registrant                         25%
TBWA Zagreb d.o.o................................         Croatia                           Registrant                         90%
Grade/TBWA s.r.o.................................     Czech Republic                        Registrant                         30%
Hager Praha s.r.o................................     Czech Republic                        Registrant                         60%
MAX TBWA s.r.o...................................     Czech Republic                        Registrant                         51%
TBWA Reklamebureau A/S...........................         Denmark                           Registrant                         85%
Eliasson & Jesting/TBWA Dialog...................         Denmark                     TBWA Reklamebureau A/S                   43%
Paltemaa Huttunen Santala TBWA Oy................         Finland                           Registrant                         34%
BDDP Worldwide S.A...............................         France                        TBWA Worldwide Inc.                   100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BDDP France S.A..................................         France                        BDDP Worldwide S.A.                   100%
BDDP @ TBWA S.A..................................         France                         BDDP France S.A.                      98%
BDDP & Fils S.A..................................         France                         BDDP France S.A.                      74%
Question d'Edition S.A...........................         France                         BDDP France S.A.                      84%
SEO "Achat d'Espace" S.A.........................         France                        BDDP Worldwide S.A.                   100%
Jump S.A.........................................         France                                 BDDP Worldwide S.A.           82%
Ananas S.A.R.L...................................         France                             Jump S.A.                         65%
Agence Gagnol S.A................................         France                             Jump S.A.                         81%
Groupe Jump S.A..................................         France                             Jump S.A.                         73%
Nouvelle Vague S.A...............................         France                        BDDP Worldwide S.A.                    62%
Nickel S.A.......................................         France                        BDDP Worldwide S.A.                    87%
ALS/Tonic S.A....................................         France                        BDDP Worldwide S.A.                    88%
BDDP Corporate S.A...............................         France                        BDDP Worldwide S.A.                    96%
Agence BDDP Corporate S.A........................         France                        BDDP Corporate S.A.                    96%
Allo - Carrieres S.A.............................         France                    Agence BDDP Corporate S.A.                 96%
Compagnie Corporate Gestion Deleguee S.A.........         France                    Agence BDDP Corporate S.A.                 96%
Auditoire S.A....................................         France                        BDDP Corporate S.A.                    96%
Textuel S.A......................................         France                        BDDP Corporate S.A.                    96%
Les Editions Textuel S.A.........................         France                        BDDP Corporate S.A.                    28%
                                                                                           Textuel S.A.                         5%
BDDP & Tequila Interactive S.A...................         France                        BDDP Corporate S.A.                    48%
                                                                                        Tequila France S.A.                    48%
CPM Rhone - Alpes S.A.R.L........................         France                        BDDP Corporate S.A.                    48%
ASA S.A.R.L......................................         France                        BDDP Corporate S.A.                    96%
Tequila France S.A...............................         France                        BDDP Worldwide S.A.                    95%
The Brand Company S.A............................         France                        BDDP Worldwide S.A.                    88%
The Brand Company Archi S.A.R.L..................         France                      The Brand Company S.A.                   88%
Euromix Media S.A.R.L............................         France                        BDDP Worldwide S.A.                   100%
TJP & Associates S.A.............................         France                        BDDP Worldwide S.A.                   100%
The Media Partnership France S.A.................         France                        BDDP Worldwide S.A.                    17%
The Media Partnership Research S.A...............         France                 The Media Partnership France S.A.             17%
TBWA (Deutschland) Holding GmbH..................         Germany                     TBWA International B.V.                 100%
TBWA Werbeagentur GmbH...........................         Germany                 TBWA (Deutschland) Holding GmbH             100%
TBWA Dusseldorf GmbH.............................         Germany                     TBWA Werbeagentur GmbH                  100%
BDDP Communications GmbH.........................         Germany                        BDDP Worldwide SA                    100%
Godenrath Preiswerk/BDDP Werbeagentur GmbH.......         Germany                    BDDP Communications GmbH                  85%
Wundrich Meissen Creativ Consulting GmbH.........         Germany           Godenrath Preiswerk/BDDP Werbeagentur GmbH         85%
Production Company Stuttgart GmbH................         Germany           Godenrath Preiswerk/BDDP Werbeagentur GmbH         85%
Planet Communications Germany....................         Germany                   Ketchum International Inc.                 65%
TBWA/Producta S.A................................         Greece                            Registrant                         51%
TBWA Lee Davis Advertising Ltd...................        Hong Kong                          Registrant                         76%
TBWA Thompson Ltd................................        Hong Kong                          Registrant                        100%
TBWA Budapest Reklam Mugynokseg Kft..............         Hungary                           Registrant                         75%
TBWA Anthem Private Limited......................          India                            Registrant                         51%
Radeus Advertising Private Limited...............          India                    TBWA Anthem Private Limited                51%
Yehoshua TBWA Advertising & Marketing Ltd........         Israel                      TBWA International B.V.                  25%
TBWA Italia S.P.A. (Milan).......................          Italy                      TBWA International B.V.                 100%
BDDP S.P.A.......................................          Italy                         BDDP Worldwide SA                    100%
TBWA Nippo.......................................          Japan                        TBWA Worldwide Inc.                    77%
Nissan Graphic Arts..............................          Japan                        TBWA Worldwide Inc.                    67%
Tae Kwang Multi - Ad Ltd.........................          Korea                        TBWA Worldwide Inc.                    70%
Teran TBWA Publicidad............................         Mexico                            Registrant                         30%
TBWA International B.V...........................       Netherlands                         Registrant                        100%
Data Company B.V.................................       Netherlands                   TBWA International B.V.                 100%
E-Company B.V....................................       Netherlands                   TBWA International B.V.                  51%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Mako/Bovaco B.V..................................       Netherlands                   TBWA International B.V.                  57%
Sponsor Company B.V..............................       Netherlands                   TBWA International B.V.                  20%
Multicom Direct Marketing & Advertising B.V......       Netherlands                   TBWA International B.V.                 100%
TBWA Campaign Company B.V........................       Netherlands                   TBWA International B.V.                  70%
Dresme Van Dijk Partners B.V.....................       Netherlands                   TBWA International B.V.                 100%
Direct Company B.V...............................       Netherlands                Dresme Van Dijk Partners B.V.              100%
HVR/Bruns van der Wijk B.V. .....................       Netherlands                   TBWA International B.V.                  59%
Neuerburg PR B.V.................................       Netherlands                   TBWA International B.V.                  15%
TBWA/ Neth-work B.V. ............................       Netherlands                   TBWA International B.V.                  50%
TBWA Reklame & Marketing B.V.....................       Netherlands                   TBWA International B.V.                 100%
Grant Tandy B.V..................................       Netherlands                   TBWA International B.V.                 100%
CO/CIE B.V.......................................       Netherlands                     BDDP Worldwide S.A.                    51%
                                                                                        BDDP Corporate S.A.                    47%
BDDP & Partners B.V..............................       Netherlands                     BDDP Worldwide S.A.                   100%
ARA/BDDP B.V.....................................       Netherlands                    BDDP & Partners B.V.                   100%
BDDP Nederland B.V...............................       Netherlands                    BDDP & Partners B.V.                   100%
ARA/BDDP Groep B.V...............................       Netherlands                     BDDP Nederland B.V.                   100%
Bovil B.V........................................       Netherlands                     ARA/BDDP Groep B.V.                    70%
Navar BDDP B.V...................................       Netherlands                     ARA/BDDP Groep B.V.                   100%
TBWA Reklamebyra A.S.............................         Norway                      TBWA International B.V.                  55%
TBWA Dialog A.S..................................         Norway                       TBWA Reklamebyra A.S.                   55%
Immo Polska Sp. zo.o.............................         Poland                            Registrant                         76%
TBWA Polska Sp. zo.o.............................         Poland                            Registrant                         76%
TBWA Warszawa Sp. zo.o...........................         Poland                            Registrant                         73%
TBWA-EPG Publicidade, Ltd........................        Portugal                           Registrant                         59%
TBWA Bucharest s.r.l.............................         Romania                           Registrant                         90%
TBWA Singapore Pte Ltd...........................        Singapore                          Registrant                         82%
Tequila Asia Pacific.............................        Singapore                      Tequila UK Limited                     73%
TBWA Bratislava spol s.r.o.......................        Slovakia                           Registrant                         90%
Hunt Lascaris TBWA Holdings (Pty) Limited........      South Africa                   TBWA International B.V.                  20%
                                                                                            Registrant                         80%
Hunt Lascaris TBWA Johannesberg (Pty) Limited....      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited        100%
Hunt Lascaris TBWA Cape (Pty) Limited............      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited         85%
Hunt Lascaris TBWA (Durban) (Pty) Limited........      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited         80%
Paroden Inv Holdings (Pty) Limited...............      South Africa                   TBWA International B.V.                 100%
Schalit Shipley Nethwork.........................      South Africa                         Registrant                         20%
                                                                                       TBWA/ Neth-work B.V.                    10%
                                                                                 Paroden Inv Holdings (Pty) Limited            40%
Specialist Communications Services...............      South Africa                         Registrant                         51%
Ad Active S.A. (Pty) Limited.....................      South Africa             Specialist Communications Services             26%
Rapp Collins S.A. (Pty) Limited..................      South Africa             Specialist Communications Services             41%
Tool S.A. (Pty) Limited..........................      South Africa             Specialist Communications Services             31%
South Africa Advertising Investments
   (Pty) Limited ................................      South Africa                         Registrant                         60%
Gavin Reddy Horn (Pty) Limited...................      South Africa     South Africa Advertising Investments (Pty) Limited     32%
Gavin Reddy Horn Cape............................      South Africa               Gavin Reddy Horn (Pty) Limited               32%
Media Direciton S.A. (Proprietary) Limited.......      South Africa                         Registrant                         51%
TBWA Espana S.A..................................          Spain                      TBWA International B.V.                  95%
TBWA Sweden A.B..................................         Sweden                            Registrant                        100%
TBWA Sweden K.B..................................         Sweden                         TBWA Sweden A.B.                      51%
TBWA GGK A.G.....................................       Switzerland                   TBWA International B.V.                  51%
Impuls BDDP A.G..................................       Switzerland                    BDDP & Partners B.V.                    70%
TBWA Next & Triplet Advertising Co. Limited......        Thailand                           Registrant                         61%
The GGT Group Limited............................     United Kingdom                 DAS International Limited                100%
Tequila International Holdings Limited...........     United Kingdom                   The GGT Group Limited                  100%
Summertime Communications Limited................     United Kingdom                   The GGT Group Limited                  100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BDDP.GGT Limited.................................     United Kingdom            Summertime Communications Limited             100%
TBWA UK Group Holdings Limited...................     United Kingdom                     BDDP.GGT Limited                     100%
TISSA Ltd........................................     United Kingdom              TBWA UK Group Holdings Limited              100%
TBWA GGT Simons Palmer Limited...................     United Kingdom              TBWA UK Group Holdings Limited              100%
Genesis Digital Creation Limited.................     United Kingdom              TBWA GGT Simons Palmer Limited              100%
Simons Palmer Clemmow Johnson (Holdings) Limited.     United Kingdom              TBWA GGT Simons Palmer Limited              100%
Catapult Studios Limited.........................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
Parellel Productions Limited.....................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
MicMacs Limited..................................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
Maher Bird Associates Limited....................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited      89%
B.D.H. Communications Group Limited..............     United Kingdom                   The GGT Group Limited                  100%
BDH TBWA Limited.................................     United Kingdom            B.D.H. Communications Group Limited           100%
Compendium Specialist Communications
   Services Limited .............................     United Kingdom            B.D.H. Communications Group Limited           100%
Compendium Technology Limited....................     United Kingdom            B.D.H. Communications Group Limited           100%
Iconactive Limited...............................     United Kingdom            B.D.H. Communications Group Limited           100%
Corporate Business Advisors Limited..............     United Kingdom                   The GGT Group Limited                  100%
Mortimer Whittaker O'Sullivan Limited............     United Kingdom            Corporate Business Advisors Limited           100%
Fallowbush Limited...............................     United Kingdom                   The GGT Group Limited                  100%
BDDP Holdings UK Limited.........................     United Kingdom                    Fallowbush Limited                    100%
GGT Advertising Limited..........................     United Kingdom                   The GGT Group Limited                  100%
R. M. Communications Limited.....................     United Kingdom                  GGT Advertising Limited                 100%
GGT Direct Advertising Limited...................     United Kingdom                   The GGT Group Limited                  100%
Option One Group Limited.........................     United Kingdom                   The GGT Group Limited                  100%
Option One Limited...............................     United Kingdom                 Option One Group Limited                 100%
Tequila UK Limited...............................     United Kingdom                    Option One Limited                     81%
Prism International Limited......................     United Kingdom                    Option One Limited                    100%
Tequila Payne Stracey Limited....................     United Kingdom                Prism International Limited               100%